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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 9, 1996, in the Registration Statement (on Form S-1 dated August 9, 1996) and related Prospectus of Anergen, Inc. for the registration of 4,025,000 shares of its Common Stock.

                                                               ERNST & YOUNG LLP

San Francisco, California
August 8, 1996